[GRAPHIC:  U.S. GLOBAL INVESTORS, INC. LOGO TOP RIGHT]

U.S. GLOBAL INVESTORS MUTUAL FUND PERFORMANCE AS OF 12/31/96
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YIELDS

                                               7-day simple     7-day compounded
                                               ------------     ----------------
GOVERNMENT MONEY MARKET FUNDS
     U.S. Treasury Securities Cash Fund           4.31%               4.40%
     U.S. Government Securities Savings Fund      5.08%               5.21%

                                               30 day SEC        Tax Equivalent
                                                                (Based on 39.6%
                                                                    Tax Rate)
                                               ----------        --------------

TAX-FREE FUNDS:
     United Services Near-Term Tax Free Fund      4.59%               7.59%
     U.S. Tax Free Fund                           4.97%               8.23%
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TOTAL RETURNS
                              AVERAGE ANNUAL TOTAL
RETURNS
                                        1 year   5 year   10 year     Since
                                                                    Inception
                                        ------   ------   -------   ---------
STOCK FUNDS
     Bonnel Growth Fund                 27.93%                        33.02%

     U.S. All American Equity Fund      22.28%   11.98%    8.46%
     U.S. Income Fund                   10.45%    9.06%    9.52%

     U.S. Real Estate Fund              31.56%    7.72%                6.95%
     China Region Opportunity Fund      27.85%                        -7.57%

     GOLD & NATURAL RESOURCES FUNDS
     U.S. World Gold Fund               19.52%   15.79%    6.05%
     U.S. Gold Shares Fund             -25.48%  -10.18%   -7.63%

     U.S. Global Resources Fund         34.11%    8.75%    6.08%
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TAX-FREE BOND FUNDS:
     U.S. Tax Free Fund                  3.84%    6.29%    6.69%
     United Services Near-Term Tax
          Free Fund                      4.30%    5.37%                6.02%

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For more  information,  including  charges and  expenses,  call  1-800-US-FUNDS.
Please read the prospectus carefully before investing. U.S. stands for United Services. Past performance is no guarantee of future results. Like all other mutual funds, Fund shares are not backed by the U.S. government or its agencies; however, the securities that the U.S. Government Securities Savings Fund invests in are. This Fund is managed to maintain a stable $1 per share value; however, there is no assurance it will be able to do so. In accordance with SEC guidelines, capital gains or losses are excluded from yield calculations. Investment return and principal value will fluctuate. You may have a gain or a loss when you sell shares. The Advisor for the U.S. Government Securities Savings Fund, U.S. Tax Free Fund, United Services Near-Term Tax Free Fund and the U.S. All American Fund has guaranteed total fund operating expenses (as a
percentage  of  net  assets)  will  not  exceed  .40%,   .40%,  .40%  and  .70%,
respectively until 6/97. The Advisor for the aforementioned Funds subsidized certain Fund expenses, enhancing the yield (or total return) by approximately
 .28%, 1.08%, 1.53% and 1.15%, respectively. Regarding the U.S. Tax Free Fund, United Services Near-Term Tax Free Fund and China Region Opportunity Fund, some income may be subject to state, federal or AMT taxes for certain investors.